Filed Pursuant to Rule 497(a)

Registration No. 333-199686

Rule 482ad

Corporate Capital Trust, Inc. (“CCT”) announced via Bloomberg that it has asked certain financial institutions to organize meetings with certain qualified institutional investors. The text of CCT’s Bloomberg announcement is set forth below and is incorporated herein by reference.

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Corporate Capital Trust, Inc. (“CCT”), a business development company that invests primarily in the debt of privately owned American companies, has asked Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated to organize a series of fixed income investor meetings commencing on January 12, 2015. CCT has elected to be treated as a business development company. CCT is externally managed by CNL Fund Advisors Company, a subsidiary of CNL Financial Group, LLC. CCT is sub-advised by KKR Credit Advisors (US) LLC, a subsidiary of KKR & Co. L.P. A capital markets transaction may follow, subject to market conditions.

Telephonic Meeting Schedule:

Monday, January 12, 8:30 A.M. to 5:30 P.M. EST

Tuesday, January 13, 8:30 A.M. to 5:30 P.M. EST

Wednesday, January 14, 11:00 A.M. to 5:30 P.M. EST

CCT will be represented by:

Erik A. Falk, KKR

Steven D. Shackelford, CNL

Ryan Wilson, KKR

David Herbers, KKR

Mary Ellen Lawrence, CNL

Investors are advised to carefully consider the investment objective, risks, charges and expenses of CCT before investing. A registration statement relating to the securities is on file with and has been declared effective by the Securities and Exchange Commission (“SEC”). The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the SEC, which will contain this and other information about CCT and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, when available, and in this announcement is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of CCT and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, copies may be obtained from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717; Barclaysprospectus@broadridge.com (phone: 888-603-5847); J.P. Morgan Securities LLC at 383 Madison Avenue, New York, NY 10179, Attn – Investment Grade Syndicate Desk, or via phone at 212-834-4533; Merrill Lynch, Pierce, Fenner & Smith Incorporated, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, 800-294-1322 or e-mail dg.prospectusrequests@baml.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.